UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 12, 2019, the audit committee of the board of directors (the “Audit Committee”) and management of Empire Resorts, Inc. (“Empire” and, together with its subsidiaries, the “Company”), after discussions with Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, concluded that the unaudited consolidated financial statements for the quarterly periods ended March 31, 2018, June 30, 2018, and September 30, 2018 (the “Restated Quarters”), which were issued in the Company’s previously filed Quarterly Reports on Forms 10-Q for such periods, should no longer be relied upon and have been restated in Note P to the audited financial statements contained in the Company’s Annual Report on Form 10-K (the “Form 10-K”) filed with the Securities and Exchange Commission today, March 15, 2019.

On November 1, 2014, Monticello Raceway Management, Inc. (“MRMI”), a wholly-owned subsidiary of Empire, and the Monticello Harness Horsemen’s Association (“MHHA”) entered into an agreement that governs the conduct of MRMI and MHHA relating to horseracing purse payments, the simulcasting of horse races and certain other payments (the “2014 MHHA Agreement”). Pursuant to the 2014 MHHA Agreement and that certain Securities Acquisition Agreement, dated March 3, 2014, between Empire and MHHA (the “MHHA SAA”), on March 16, 2018, Empire issued to MHHA 200,000 shares of common stock (the “MHHA Shares”), and on March 15, 2018, Empire issued to MHHA a warrant to purchase 60,000 shares of common stock at $81.50 per share (the “MHHA Warrants”). The funds generated from the sale of the MHHA Shares or the sale of any shares acquired by MHHA upon the exercise of the MHHA Warrants will be deposited into a purse account for the benefit of MHHA and its members. If, on February 8, 2025, the value of any MHHA Shares previously sold by MHHA and the fair market value of any MHHA Shares not sold by MHHA by February 8, 2025 is less than $5.5 million, then the Company agreed to deposit into the special purse account an amount equal to the difference between $5.5 million and the value of the shares of common stock sold by MHHA and not sold by MHHA.

Upon satisfaction of the conditions contained in the 2014 MHHA Agreement and the MHHA SAA, the Company issued the MHHA Shares and the MHHA Warrants on March 16, 2018 and March 15, 2018, respectively. On the date of issuance, the Company determined that the MHHA Shares had a fair value of $4.7 million, which had been recorded as a long-term asset, net of $1.4 million which was previously expensed through March 2018. In preparing its audited financial statements for the year ended December 31, 2018, the Audit Committee and management of the Company determined that based on further review of applicable technical accounting literature, the value of the MHHA Shares should be recognized as an expense upon issuance and the associated fair value of the guarantee liability of $5.5 million should be recognized as a liability classified guarantee.

The restatement of the Company’s consolidated financial statements for the Restated Quarters is set forth below in the tabular presentation.

The effect of the restatement to relevant financial line items included on the previously issued unaudited interim consolidated financial statements for the quarterly period ended March 31, 2018 was as follows:

	At March 31, 2018
	As Reported	Adjustments	As Restated
Consolidated Balance Sheet	($ in thousands)
Assets
Total current assets	$39,458	—	$39,458

Other assets	3,592	(3,358)	234

Total assets	$818,552	$(3,358)	$815,194

Liabilities and Stockholders’ equity
Total current liabilities	$93,299	—	$93,299

Other long-term liabilities	7,905	1,964	9,869

Total liabilities	564,251	1,964	566,215

Stockholders’ equity:
Accumulated deficit	(322,029)	(5,322)	(327,351)

Total stockholders’ equity	254,301	(5,322)	248,979

Total liabilities and stockholders’ equity	$818,552	$(3,358)	$815,194

	For the three months ended March 31, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Operations and Comprehensive Loss	($ in thousands)
Net revenues:	$33,522	—	$33,522
Costs and expenses:
Selling, general and administrative	8,084	5,097	13,181

Total costs and expenses	52,413	5,097	57,510

Loss from operations	(18,891)	(5,097)	(23,988)
Other income (expense)	—	(225)	(225)

Loss before income taxes	(20,911)	(5,322)	(26,233)

Net loss	(20,911)	(5,322)	(26,233)

Net loss applicable to common stockholders	$(20,943)	$(5,322)	$(26,265)

Weighted average common shares outstanding
Basic	32,538	—	32,538
Diluted	32,538	—	32,538
Loss per common share
Basic	$(0.64)	$(0.16)	$(0.80)
Diluted	$(0.64)	$(0.16)	$(0.80)
Comprehensive loss:
Net loss	$(20,911)	$(5,322)	$(26,233)
Unrealized income on Interest Rate Cap	115	—	115

Comprehensive loss	$(20,796)	$(5,322)	$(26,118)

	For the three months ended March 31, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Cash Flows	($ in thousands)
Cash flows provided by (used in) operating activities:
Net loss	$(20,911)	$(5,322)	$(26,233)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	697	5,097	5,794
Changes in operating assets and liabilities:
Accrued expenses and other current liabilities	10,174	225	10,399

Net cash used in operating activities	1,866	—	1,866

Net cash used in investing activities	(1,201)	—	(1,201)

Cash flows provided by (used in) financing activities:
Net cash provided by financing activities	10,923	—	10,923

Net increase/(decrease) in cash, cash equivalents and restricted cash	11,588	—	11,588
Cash, cash equivalents and restricted cash, beginning of year	53,055	—	53,055

Cash, cash equivalents and restricted cash, end of year	$64,643	$—	$64,643

The effect of the restatement to relevant financial line items included on the previously issued unaudited interim consolidated financial statements for the quarterly period ended June 30, 2018 was as follows:

	At June 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Balance Sheet	($ in thousands)
Assets
Total current assets	$29,828	—	$29,828

Other assets	3,471	(3,189)	282

Total assets	$781,715	$(3,189)	$778,526

Liabilities and Stockholders’ equity
Total current liabilities	$93,817	—	$93,817

Other long-term liabilities	7,540	1,832	9,372

Total liabilities	564,101	1,832	565,933

Stockholders’ equity:
Accumulated deficit	(359,357)	(5,021)	(364,378)

Total stockholders’ equity	217,614	(5,021)	212,593

Total liabilities and stockholders’ equity	$781,715	$(3,189)	$778,526

	For the three months ended June 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Operations and Comprehensive Loss		($ in thousands)
Net revenues:	$49,136	—	$49,136
Costs and expenses:
Selling, general and administrative	16,949	(169)	16,780

Total costs and expenses	71,530	(169)	71,361

Loss from operations	(22,394)	169	(22,225)
Other income (expense)	—	132	132

Loss before income taxes	(37,298)	301	(36,997)

Net loss	(37,298)	301	(36,997)

Net loss applicable to common stockholders	$(37,330)	$301	$(37,029)

Weighted average common shares outstanding
Basic	32,663	—	32,663
Diluted	32,663	—	32,663
Loss per common share
Basic	$(1.14)	$0.01	$(1.13)
Diluted	$(1.14)	$0.01	$(1.13)
Comprehensive loss:
Net loss	$(37,298)	$301	$(36,997)
Unrealized income on Interest Rate Cap	72	—	72

Comprehensive loss	$(37,226)	$301	$(36,925)

	For the six months ended June 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Operations and Comprehensive Loss		($ in thousands)
Net revenues:	$82,658	—	$82,658
Costs and expenses:
Selling, general and administrative	25,033	4,928	29,961

Total costs and expenses	123,943	4,928	128,871

Loss from operations	(41,285)	(4,928)	(46,213)
Other income (expense)	—	(93)	(93)

Loss before income taxes	(58,209)	(5,021)	(63,230)

Net loss	(58,209)	(5,021)	(63,230)

Net loss applicable to common stockholders	$(58,273)	$(5,021)	$(63,294)

Weighted average common shares outstanding
Basic	32,601	—	32,601
Diluted	32,601	—	32,601
Loss per common share
Basic	$(1.79)	$(0.15)	$(1.94)
Diluted	$(1.79)	$(0.15)	$(1.94)
Comprehensive loss:
Net loss	$(58,209)	$(5,021)	$(63,230)
Unrealized income on Interest Rate Cap	187	—	187

Comprehensive loss	$(58,022)	$(5,021)	$(63,043)

	For the six months ended June 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Cash Flows		($ in thousands)
Cash flows provided by (used in) operating activities:
Net loss	$(58,209)	$(5,021)	$(63,230)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	1,449	4,928	6,377
Changes in operating assets and liabilities:
Accrued expenses and other current liabilities	12,996	93	13,089

Net cash used in operating activities	(27,624)	—	(27,624)

Net cash used in investing activities	(1,257)	—	(1,257)

Cash flows provided by (used in) financing activities:
Net cash provided by financing activities	15,967	—	15,967

Net increase/(decrease) in cash, cash equivalents and restricted cash	(12,914)	—	(12,914)
Cash, cash equivalents and restricted cash, beginning of year	53,055	—	53,055

Cash, cash equivalents and restricted cash, end of year	$40,141	$—	$40,141

The effect of the restatement to relevant financial line items on the previously issued unaudited interim consolidated financial statements for the quarterly period ended September 30, 2018 was as follows:

	September 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Balance Sheet		($ in thousands)
Assets
Total current assets	$37,772	—	$37,772

Other assets	3,307	(3,020)	287

Total assets	$831,332	$(3,020)	$828,312

Liabilities and Stockholders’ equity
Total current liabilities	$100,199	—	$100,199

Other long-term liabilities	7,555	2,177	9,732

Total liabilities	646,463	2,177	648,640

Stockholders’ equity:
Accumulated deficit	(393,105)	(5,197)	(398,302)

Total stockholders’ equity	184,869	(5,197)	179,672

Total liabilities and stockholders’ equity	$831,332	$(3,020)	$828,312

	For the three months ended September 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Operations and Comprehensive Loss		(dollars in thousands)
Net revenues:	$59,948	—	$59,948
Costs and expenses:
Selling, general and administrative	19,754	(169)	19,585

Total costs and expenses	77,838	(169)	77,669

Loss from operations	(17,890)	169	(17,721)
Other income (expense)	—	(345)	(345)

Loss before income taxes	(33,716)	(176)	(33,892)

Net loss	(33,716)	(176)	(33,892)

Net loss applicable to common stockholders	$(33,748)	$(176)	$(33,924)

Weighted average common shares outstanding
Basic	32,689	—	32,689
Diluted	32,689	—	32,689
Loss per common share
Basic	$(1.03)	$(0.01)	$(1.04)
Diluted	$(1.03)	$(0.01)	$(1.04)
Comprehensive loss:
Net loss	$(33,716)	$(176)	$(33,892)
Unrealized income on Interest Rate Cap	39	—	39

Comprehensive loss	$(33,677)	$(176)	$(33,853)

	For the nine months ended September 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Operations and Comprehensive Loss		($ in thousands)
Net revenues:	$142,606	—	$142,606
Costs and expenses:
Selling, general and administrative	44,787	4,759	49,546

Total costs and expenses	201,781	4,759	206,540

Loss from operations	(59,175)	(4,759)	(63,934)
Other income (expense)	—	(438)	(438)

Loss before income taxes	(91,925)	(5,197)	(97,122)

Net loss	(91,925)	(5,197)	(97,122)

Net loss applicable to common stockholders	$(92,021)	$(5,197)	$(97,218)

Weighted average common shares outstanding
Basic	32,653	—	32,653
Diluted	32,653	—	32,653
Loss per common share
Basic	$(2.82)	$(0.16)	$(2.98)
Diluted	$(2.82)	$(0.16)	$(2.98)
Comprehensive loss:
Net loss	$(91,925)	$(5,197)	$(97,122)
Unrealized income on Interest Rate Cap	226	—	226

Comprehensive loss	$(91,699)	$(5,197)	$(96,896)

	For the nine months ended September 30, 2018
	As Reported	Adjustments	As Restated
Consolidated Statement of Cash Flows		($ in thousands)
Cash flows provided by (used in) operating activities:
Net loss	$(91,925)	$(5,197)	$(97,122)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	2,042	4,759	6,801
Changes in operating assets and liabilities:
Accrued expenses and other current liabilities	26,087	438	26,525

Net cash used in operating activities	(42,335)	—	(42,335)

Net cash used in investing activities	(20,252)	—	(20,252)

Cash flows provided by (used in) financing activities:
Net cash provided by financing activities	92,602	—	92,602

Net increase/(decrease) in cash, cash equivalents and restricted cash	30,015	—	30,015
Cash, cash equivalents and restricted cash, beginning of year	53,055	—	53,055

Cash, cash equivalents and restricted cash, end of year	$83,070	$—	$83,070

Our principal executive officer and principal financial officer reevaluated the effectiveness of our disclosure controls and procedures and our internal controls over financial reporting as of March 31, 2018, June 30, 2018 and September 30, 2018. In connection with the restatement, our principal executive officer and principal financial officer have determined that a material weakness existed in the Company’s internal control over financial reporting solely with respect to the recognition of expenses associated with the Company’s issuance of the MHHA Shares on its unaudited consolidated interim financial statements. The Company’s principal executive officer and principal financial officer have also concluded that, as a result, the Company’s disclosure controls and procedures were not effective at the reasonable assurance level as of March 31, 2018, June 30, 2018 and September 30, 2018.

In 2018, in connection with the opening of Resorts World Catskills, the internal control policies and procedures of the Company were expanded to address the increased scope of the Company’s operations. To remediate the material weakness surrounding the presentation of the recognition of expenses associated with the issuance of the MHHA Shares, the Company has reviewed these internal controls and enhanced the supervisory review of accounting processes in this financial reporting area.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with E&Y and the management of the Company and has authorized and directed the Company to restate the financial information for the Restated Quarters. All such corrections were properly accounted for in the Form 10-K.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond the Company’s control). These risks and uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for the Restated Quarters and/or additional historical periods. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Company’s filings with the Securities and Exchange Commission. The Company does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2019

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name: Ryan Eller
Title: President and Chief Executive Officer